AMENDMENT NO. 4 TO
                     MANAGEMENT AGREEMENT (INSTITUTIONAL CLASS)

         THIS AMENDMENT NO. 4 TO MANAGEMENT AGREEMENT (INSTITUTIONAL CLASS) is made as of the 1st day of May, 2004, by and between each of the registered investment companies that have executed this Amendment below (the "Companies") and American Century Investment Management, Inc., a Delaware corporation (the "Investment Manager"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Management Agreement (defined below).

         WHEREAS, the Companies (other than American Century Quantitative Equity Funds, Inc., a Maryland corporation ("ACQEF, Inc."))and the Investment Manager are parties to a certain Management Agreement (Institutional Class) dated August 1, 1997, amended by Amendment No. 1 dated August 1, 2001 and Amendment No. 2 dated March 1, 2002 , December 31, 2002("Agreement"); and

         WHEREAS, Companies and Investment Manager now desire to amend the Agreement to add ACQEF, Inc. as a party thereto;

         NOW, THEREFORE, IN CONSIDERATION of the mutual promises and agreements herein contained, the parties agree as follows:

                  1. Exhibits A, B, C and D to the Agreement are hereby amended by deleting the text thereof in their entirety and inserting in lieu therefor the Exhibits A, B, C and D attached hereto.

                  2. After the date hereof, all references to the Agreement shall be deemed to mean the Agreement as amended by this Amendment No. 4.

                  3. In the event of a conflict between the terms of this Amendment and the Agreement, it is the intention of the parties that the terms of this Amendment shall control and the Agreement shall be interpreted on that basis. To the extent the provisions of the Agreement have not been amended by this Amendment, the parties hereby confirm and ratify the Agreement.

                  4. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unamended and shall continue to be in full force and effect.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written.

AMERICAN CENTURY INVESTMENT         AMERICAN CENTURY GOVERNMENT INCOME TRUST
  MANAGEMENT, INC.                  AMERICAN CENTURY INVESTMENT TRUST
                                    AMERICAN CENTURY MUNICIPAL TRUST
                                AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.


By:  ______________________________         By:  ______________________________
Name:  David C. Tucker                      Name:  Charles C.S. Park
Title:    Senior Vice President             Title: Vice President of each


Attest:  __________________________         Attest:  ___________________________
Name: Otis H. Cowan                         Name:  Otis H. Cowan
Title:  Assistant Secretary                 Title:  Assistant Secretary of each

A-1
                                        Exhibit A

            Registered Investment Companies Subject to Management Agreement

Registered Investment Company and Funds                              Date

American Century Quantitative Equity Funds, Inc.
         Equity Growth Fund                                          May 1, 2004
         Income & Growth Fund                                        May 1, 2004
         Small Company Fund                                          May 1, 2004

American Century Investment Trust
         Diversified Bond Fund                                    August 1, 2001

American Century Government Income Trust
         Inflation-Adjusted Bond Fund                              March 1, 2002

American Century Municipal Trust
         Tax-Free Bond Fund                                    December 31, 2002



Dated:  May 1, 2004

B-1
                                                  Exhibit B

                                    Series Investment Categories

Investment Category                 Series

Bond Funds                          Diversified Bond Fund
                                    Inflation-Adjusted Bond Fund
                                    Tax-Free Bond Fund

Investment Category                 Series

Equity Funds                        Equity Growth Fund
                                    Income & Growth Fund
                                    Small Company Fund

Investment Category                 Series

Money Market Funds                  none


Dated:  May 1, 2004

C-4
                                                Exhibit C

                         Investment Category Fee Schedules: Money Market Funds

                                            Schedule 1 Funds:
                                                  none

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.2500%
                           Next $1 billion                    0.2070%
                           Next $3 billion                    0.1660%
                           Next $5 billion                    0.1490%
                           Next $15 billion                   0.1380%
                           Next $25 billion                   0.1375%
                           Thereafter                         0.1370%


                                            Schedule 2 Funds:
                                                  none

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.2700%
                           Next $1 billion                    0.2270%
                           Next $3 billion                    0.1860%
                           Next $5 billion                    0.1690%
                           Next $15 billion                   0.1580%
                           Next $25 billion                   0.1575%
                           Thereafter                         0.1570%


                                            Schedule 3 Funds:
                                                  none

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.3700%
                           Next $1 billion                    0.3270%
                           Next $3 billion                    0.2860%
                           Next $5 billion                    0.2690%
                           Next $15 billion                   0.2580%
                           Next $25 billion                   0.2575%
                           Thereafter                         0.2570%

                                              Schedule 4 Funds:
                                                   none

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.2300%
                           Next $1 billion                    0.1870%
                           Next $3 billion                    0.1460%
                           Next $5 billion                    0.1290%
                           Next $15 billion                   0.1180%
                           Next $25 billion                   0.1175%
                           Thereafter                         0.1170%


                                     Category Fee Schedules: Bond Funds

                                             Schedule 1 Funds:
                                        Inflation-Adjusted Bond Fund
                                            Tax-Free Bond Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.2800%
                           Next $1 billion                    0.2280%
                           Next $3 billion                    0.1980%
                           Next $5 billion                    0.1780%
                           Next $15 billion                   0.1650%
                           Next $25 billion                   0.1630%
                           Thereafter                         0.1625%


                                            Schedule 2 Funds:
                                                  none

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.3100%
                           Next $1 billion                    0.2580%
                           Next $3 billion                    0.2280%
                           Next $5 billion                    0.2080%
                           Next $15 billion                   0.1950%
                           Next $25 billion                   0.1930%
                           Thereafter                         0.1925%

                                          Schedule 3 Funds:
                                                none

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.3600%
                           Next $1 billion                    0.3080%
                           Next $3 billion                    0.2780%
                           Next $5 billion                    0.2580%
                           Next $15 billion                   0.2450%
                           Next $25 billion                   0.2430%
                           Thereafter                         0.2425%

                                          Schedule 4 Funds:
                                                  none

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.6100%
                           Next $1 billion                    0.5580%
                           Next $3 billion                    0.5280%
                           Next $5 billion                    0.5080%
                           Next $15 billion                   0.4950%
                           Next $25 billion                   0.4930%
                           Thereafter                         0.4925%

                                            Schedule 5 Funds:
                                         Diversified Bond Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.4100%
                           Next $1 billion                    0.3580%
                           Next $3 billion                    0.3280%
                           Next $5 billion                    0.3080%
                           Next $15 billion                   0.2950%
                           Next $25 billion                   0.2930%
                           Thereafter                         0.2925%

                                             Schedule 6 Funds:
                                                   none

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.6600%
                           Next $1 billion                    0.6080%
                           Next $3 billion                    0.5780%
                           Next $5 billion                    0.5580%
                           Next $15 billion                   0.5450%
                           Next $25 billion                   0.5430%
                           Thereafter                         0.5425%

                                   Category Fee Schedules: Equity Funds

                                            Schedule 1 Funds:
                                            Equity Growth Fund
                                           Income & Growth Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.5200%
                           Next $5 billion                    0.4600%
                           Next $15 billion                   0.4160%
                           Next $25 billion                   0.3690%
                           Next $50 billion                   0.3420%
                           Next $150 billion                  0.3390%
                           Thereafter                         0.3380%

                                             Schedule 2 Funds:
                                            Small Company Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.7200%
                           Next $5 billion                    0.6600%
                           Next $15 billion                   0.6160%
                           Next $25 billion                   0.5690%
                           Next $50 billion                   0.5420%
                           Next $150 billion                  0.5390%
                           Thereafter                         0.5380%


Dated:  May 1, 2004

                                               Exhibit D

                                        Complex Fee Schedule

                           Complex Assets                     Fee Rate
                           --------------                     --------
                           First $2.5 billion                 0.1100%
                           Next $7.5 billion                  0.1000%
                           Next $15.0 billion                 0.0985%
                           Next $25.0 billion                 0.0970%
                           Next $50.0 billion                 0.0960%
                           Next $100.0 billion                0.0950%
                           Next $100.0 billion                0.0940%
                           Next $200.0 billion                0.0930%
                           Next $250.0 billion                0.0920%
                           Next $500.0 billion                0.0910%
                           Thereafter                         0.0900%


Dated:  May 1, 2004